SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund namePutnam Income Fund: -- Class A Shares
Fiscal period ending : October 31, 1997
Inception date (if less than 10 years of performance):


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1000     $1000        $1000

ERV =  Ending Redeemable Value   $1037.16  $1401.13    $2405.59

T   =  Average Annual
       Total Return              3.72%      6.98%        9.17%*

              *Life of fund, if less than 10 years
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      SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Income Fund -- Class B Shares
Fiscal period ending: October 31, 1997
Inception date (if less than 10 years of performance):


TOTAL RETURN

Formula  --  Average Annual Total Return:    ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year      5 Years   10 Years*

P   =  Initial Investment        $1000     $1000      $1000

ERV =  Ending Redeemable Value   $1031.50  $1396.97   $2321.93

T   =  Average Annual
       Total Return           3.15%        6.92%       8.79%*

              *Life of fund, if less than 10 years

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      SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Income Fund -- Class M Shares
Fiscal period ending: October 31, 1997
Inception date (if less than 10 years of performance):


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1000    $1000    $1000

ERV =  Ending Redeemable Value   $1052.78  $1403.30   $2362.03

T   =  Average Annual
       Total Return             5.28%    7.01%       8.98%*

              *Life of fund, if less than 10 years

      SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Income Fund -- Class Y Shares
Fiscal period ending: October 31, 1997
Inception date (if less than 10 years of performance):


TOTAL RETURN

Formula  --  Average Annual Total Return:    ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year      5 Years   10 Years*

P   =  Initial Investment        $1000      $1000      $1000

ERV =  Ending Redeemable Value   $1092.31   $1483.64   $2545.95

T   =  Average Annual
       Total Return             9.23%      8.21%       9.80%*

              *Life of fund, if less than 10 years